Exhibit 10.3

SECOND AMENDMENT TO THE JANUS 401(k), PROFIT SHARING

AND EMPLOYEE STOCK OWNERSHIP PLAN

The Janus 401(k), Profit Sharing and Employee Stock Ownership Plan, as amended and restated effective January 1, 2009 (the “Plan”), is hereby amended as follows, effective July 19, 2010:

1.                                       Section 4.1(d) of the Plan is hereby amended in its entirety to read as follows:

(d)           A special discretionary allocation approved by the Compensation Committee or, if expressly delegated, the Plan Advisory Committee; provided that at the time of any such special discretionary allocation the Compensation Committee or the Plan Advisory Committee shall establish the allocation formula and eligibility criteria for receipt of the special discretionary allocation.

2.                                       Section 4.4(d)(4) of the Plan is hereby amended by deleting the word “and” from the end of said provision.

3.                                       Section 4.4(d)(5) of the Plan is hereby amended in its entirety to read as follows:

(5)           any Forfeitures remaining after the application of paragraphs (1), (2), (3) and (4) of this subsection may be applied to make any special discretionary allocation that the Compensation Committee or the Advisory Committee shall approve under Section 4.1(d); and

4.                                       The Plan is hereby amended by adding a new Section 4.4(d)(6) to read as follows:

(6)           any Forfeitures remaining after the application of paragraphs (1), (2), (3), (4) and (5) of this subsection shall be treated as an Employer Discretionary Profit Sharing Contribution and allocated in accordance with this Section 4.4.

5.                                       Except as amended above, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, Janus Capital Group Inc. has executed this Amendment as of this 19th day of July, 2010.

Janus Capital Group Inc.

	By:	/s/ Gregory A. Frost
Gregory A. Frost
Executive Vice President, Chief Financial
Officer and Treasurer

ATTEST:

/s/ Curt R. Foust
Curt R. Foust